Torray Equity Income Fund
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 82.1%	Shares	Value
Communication Services - 4.0%
Comcast Corp. - Class A	575,000	$ 14,300,250

Consumer Staples - 4.0%
PepsiCo, Inc.	100,000	14,419,000

Energy - 12.7%
Chevron Corp.	85,000	15,509,100
ONEOK, Inc.	175,000	14,689,500
Phillips 66	85,000	14,949,800
		45,148,400

Financials - 14.6% (a)
Blackstone, Inc.	125,000	14,621,250
CNA Financial Corp.	350,000	14,721,000
JPMorgan Chase & Co.	35,865	10,734,753
Marsh & McLennan Cos., Inc.	75,000	11,997,750
		52,074,753

Health Care - 17.8%
AbbVie, Inc.	75,000	16,329,000
Amgen, Inc.	45,000	15,155,550
Pfizer, Inc.	575,000	15,053,500
Royalty Pharma PLC - Class A	300,000	16,728,000
		63,266,050

Information Technology - 16.7%
Broadcom, Inc.	47,500	21,221,575
Microsoft Corp.	35,000	15,758,400
Texas Instruments, Inc.	73,273	22,398,090
		59,378,065

Real Estate - 4.0%
Prologis, Inc.	100,000	14,347,000

Utilities - 8.3%
Constellation Energy Corp.	50,000	14,387,500
NextEra Energy, Inc.	175,000	15,226,750
		29,614,250
TOTAL COMMON STOCKS (Cost $219,945,218)		292,547,768

CONVERTIBLE PREFERRED STOCKS - 12.2%	Shares	Value
Financials - 6.8% (a)
KKR & Co., Inc., Series D, 6.25%, 03/01/2028	575,000	24,012,000

Information Technology - 5.4%
Hewlett Packard Enterprise Co., 7.63%, 09/01/2027	175,000	19,367,250
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $35,011,192)		43,379,250

PREFERRED STOCKS - 4.2%	Shares	Value
Financials - 4.2% (a)

SLM Corp., Series B, 5.64% (3 mo. Term SOFR + 1.96%), Perpetual	200,000		14,958,000
TOTAL PREFERRED STOCKS (Cost $15,000,398)			14,958,000

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.2%	Shares		Value
Fidelity Government Portfolio - Institutional Class, 3.49% (b)	4,273,361		4,273,361
TOTAL MONEY MARKET FUNDS (Cost $4,273,361)			4,273,361

TOTAL INVESTMENTS - 99.7% (Cost $274,230,169)			355,158,379
Other Assets in Excess of Liabilities - 0.3%		0.00314	1,117,852
TOTAL NET ASSETS - 100.0%			$ 356,276,231

Percentages are stated as a percent of net assets. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes. PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Torray Equity Income Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 292,547,768	$ –	$ –	$ 292,547,768
Convertible Preferred Stocks	43,379,250	–	–	43,379,250
Preferred Stocks	14,958,000	–	–	14,958,000
Money Market Funds	4,273,361	–	–	4,273,361
Total Investments	$ 355,158,379	$ –	$ –	$ 355,158,379

Refer to the Schedule of Investments for further disaggregation of investment categories.